UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ____ )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material under § 240.14a-12.

RIVER FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

RIVER FINANCIAL CORPORATION

2611 Legends Drive

Prattville, Alabama 36066

Telephone (334) 290-1012

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2019

The Annual Meeting of Shareholders of River Financial Corporation  (the "Company")

will be held at The Legends Conference Center at 2500 Legends Circle, Prattville, Alabama, on April 23, 2019, at 5:30 p.m. CST.

The Annual Meeting of Shareholders is for the following purposes which are more completely described in the accompanying Proxy Statement:

1.	Election of the Board of Directors of the Company

2.	a proposal to amend River Financial's articles of incorporation to provide for a variable range in board size not to exceed 12 directors;

3.	a proposal to approve the addition of 300,000 shares under River Financial's 2015 Incentive Stock Compensation Plan

4.	Any other matters that may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors of the Company has fixed the close of business on Thursday, February 21, 2019, as the record date for determining which Shareholders will be entitled to notice of and to vote at the Annual Meeting.

Your vote as a shareholder is important regardless of the number of shares of the Company stock you own. Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign, date and return the enclosed form of Proxy as soon as possible in the enclosed postage-paid envelope, or you may vote by telephone at 1-800-652-8683, via internet by going to www.investorvote.com/RIFC , or scan the QR code with your smartphone. This will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you are unable to attend the Annual Meeting for any reason. If you are a shareholder whose shares of the Company stock are not registered in your own name, you will need additional documentation from your record holder in order to attend and vote personally at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Larry Puckett, Chairman of the Board Prattville, Alabama

March 25, 2019

PROXY  STATEMENT

River Financial Corporation

Proxy Statement for the Annual Meeting of Shareholders

We are providing this Proxy Statement to you in connection with the solicitation of proxies for our Annual Meeting of Shareholders of River Financial Corporation (the  "Company") to be held on April 23, 2019, at 5:30 p.m. CST at The Legends Conference Center at 2500 Legends Circle, Prattville, Alabama. The matters to be considered and acted upon at the Annual Meeting are listed in the accompanying Notice of Meeting of Shareholders and are described herein.

At the Annual Meeting we will elect eight persons to serve on the Board of Directors for a term of one year; propose an amendment to River Financial's articles of incorporation to provide for a variable range in board size; and propose to approve an additional 300,000 shares under River Financial's 2015 Incentive Stock Compensation Plan.

We recommend you vote in favor of all proposals discussed in this Proxy Statement.  This document gives you important information concerning the business to be addressed at the Annual Meeting, and we urge you to read it carefully.

This Proxy Statement is dated March 25, 2019.

THE MEETING

Date, Time and Place

We will hold the Annual Meeting of Shareholders at 5:30 p.m. CST on April 23, 2019 at The Legends Conference Center at 2500 Legends Circle, Prattville, Alabama.

Record Date; Stock Entitled to Vote; Quorum

Only holders of record of Company common stock as of February 21, 2019, will receive notice of the Annual Meeting, and only those shareholders will be entitled to vote at the Annual Meeting. As of February 21, 2019, there were 5,701,139 shares of Company common stock issued and outstanding held by approximately 783 holders of record.

A quorum requires the presence, in person or by Proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders of the Company are entitled to cast on the record date.

We intend to count the following shares as present at the Annual Meeting for the purpose of determining a quorum:

•	shares of Company common stock present in person at the Annual Meeting but not voting;

•	shares of Company common stock represented by proxies on which the shareholder has abstained on any matter; and

•	shares of Company common stock represented by proxies from a broker with no indication of how the shares of Company common stock are to be voted.

Votes Required

The election of the persons who will serve on the Board of Directors for the Company requires a majority of the votes cast at the Annual Meeting.

You have one vote for each share of Company common stock that you hold of record on each matter to be considered at the Annual Meeting.

The Directors and Executive Officers of the Company and of River Bank and Trust, who as a group own beneficially approximately 28.15% of the Company common stock, have stated their intention to vote all shares of Company common stock that they own for approval and adoption of all proposals described in this Proxy Statement.

Voting of Proxies

We will vote shares represented by all properly executed proxies received in time for the Annual Meeting in the manner specified on each Proxy. We will vote properly executed proxies that do not contain voting instructions in favor of the proposed directors and other items set forth in the notice of meeting, and if any other business is properly brought before the shareholders of record at the Annual Meeting, the proxies will be voted in accordance with the recommendations of the Board of Directors unless the proxy is marked to withhold authority to cast such vote.

If you abstain from voting or withhold your vote on any proposal considered at the Annual Meeting, we will not count the abstention or withhold as a vote "for" or "against" any of the proposals for purposes of the Annual Meeting.

Revocability of Proxies

If you grant a proxy, you may revoke your proxy at any time until it is voted by:

•

delivering a notice of revocation or delivering a later dated proxy on or before April 23,2019 to the attention of Becky Hallman at the address stated above or by email at InvestorRelations@river.bank ;

•	submitting a properly executed proxy with a later date; or

•	appearing at the Annual Meeting, revoking the proxy and voting in person.

Attendance at the Annual Meeting will not in and of itself revoke a proxy that you submitted prior to the Annual Meeting.

Solicitation of Proxies

The Company will bear the cost of the solicitation of proxies from its shareholders.

The Company will solicit proxies by mail. In addition, the directors, officers and employees of the Company may solicit proxies from shareholders by telephone, in person, email or by any other lawful means. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation material to the beneficial owners of stock held of record by those persons, and the Company will reimburse them for reasonable out-of-pocket expenses.

PROPOSAL I - ELECTION OF DIRECTORS

The current number of directors of River Financial is seven. The Board of Directors unanimously voted to increase the size of the Board to eight members for purposes of electing directors at the annual meeting. Thus the Board recommends that the size of the board be set at eight and the following eight persons be elected as directors. Upon shareholder election, all eight directors will immediately begin their terms of service as indicated below.

If, prior to the voting at the Annual Meeting, any person to be elected a director is unable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the Board of Directors may recommend. The Company knows of no reason why any person would be unable to serve as a director.

The following list provides certain biographical information about the director nominees to be elected at the annual meeting.

Name		Position	Director Since
Larry Puckett	77	Director and Chairman of the Board of Directors	2006
W. Murray Neighbors	69	Director and Vice Chairman of the Board of Directors	2015
James M Stubbs	56	Director and Chief Executive Officer	2006
Gerald R Smith, Jr	65	Director and President	2015
Vernon B. Taylor	54	Director	2006
Jimmy L Ridling	74	Director	2006
John A Freeman	71	Director	2015
Charles Moore	39	Director	2018

Below is certain information regarding our executive officers' and directors' individual experience, qualifications, attributes, and skills and brief statements of those aspects of our directors' backgrounds that led us to conclude that they should serve as directors or executive officers.

Larry Puckett was one of the founding directors of River Bank & Trust in 2006, and was appointed as a Director and Chairman of the board of directors at that time. While Mr. Puckett currently remains as the Chairman of the board of directors, he is also the Dealer/Operator and President of Larry Puckett Chevrolet in Prattville, AL. Mr. Puckett serves on multiple business and non-profit boards, and is considered to be a valued member and successful business person in the automotive industry and his community.

W. Murray Neighbors was appointed as a Director and Vice Chairman of the board of directors in 2015 as a result of the merger effective 12/31/2015. Prior to the merger, Mr. Neighbors was one of the original members and founders of the board of directors and served as Chairman of the board of directors of Keystone Bancshares, Inc. and Keystone Bank in 2007. Mr. Neighbors is retired from the US Treasury Department, but remains an active developer of commercial and residential properties in Auburn, AL. Mr. Neighbors is also very active in his community as a member of the City of Auburn's Commercial

Development Authority, has served on the Business Development Committee for the Auburn Chamber of Commerce and as the Treasurer of the Lee County Rotary Club.

James M Stubbs was one of the founding directors, President and Chief Executive Officer of River Bank & Trust in 2006. Mr. Stubbs was appointed as the Chief Executive Officer of River Financial Corporation and River Bank & Trust, effective with the merger on 12/31/2015. Mr. Stubbs has over thirty years of commercial banking experience. Specifically, Mr. Stubbs served as a Vice President in the Consumer and Commercial Lending Departments of Aliant Bank from June 1986 through June 1997.

Subsequently, he served as an Area President for Colonial Bank from June 1997 through February 2005, when he left to begin the formation of River Bank & Trust. Mr. Stubbs community involvement includes serving on numerous business and non-profit boards.

Gerald R Smith, Jr. was appointed as a director of the board of directors in 2015 as a result of the merger effective 12/31/2015. Mr. Smith was also appointed as President of River Financial Corporation and River Bank & Trust effective 12/31/2015. Prior to the merger, Mr. Smith was one of the founding directors of Keystone Bank in 2007, and served as Chief Executive Officer.  Mr. Smith also brings 45 years of banking experience and a long history of community involvement in Gadsden, AL. Prior to forming Keystone Bank, Mr. Smith served as the Area Executive for North Alabama for The Bank with overall responsibility for offices in several cities. He also served as a Senior Banking Officer with The Bank overseeing loan operations and central loan underwriting.

Vernon B. Taylor was one of the founding directors of River Bank & Trust in 2006, and is currently serving as a Director of River Financial Corporation and River Bank & Trust. He has been in aviation for 28 years, and served as a pilot in the US Air Force. Mr. Taylor later founded and directed two aviation service companies based in the River Region. He is also an investor in local commercial real estate. Mr. Taylor is very active in the community while serving on several local boards.

Jimmy L Ridling was one of the founding directors of River Bank & Trust in 2006, and was appointed as a director and Vice Chairman of the board of directors at that time through 2015. While currently serving as a director of River Financial Corporation and River Bank & Trust, Mr. Ridling has had a successful career in the insurance industry and brings a diverse background to the board while currently serving as Commissioner of the Alabama Department of Insurance. He was Executive Vice President of the

U.S.Operations of Fireman's Fund Insurance Companies, and then became President and Chief Executive Officer of Southern Guaranty Insurance Companies. Mr. Ridling also served as Chairman of the Board of Directors for Jackson Hospital and the River Region United Way, a board member of the Montgomery Airport Authority, the Montgomery Area Chamber of Commerce, and the Central Alabama Community Foundation.

John A Freeman was appointed as a Director of the board of directors in 2015 as a result of the merger effective 12/31/2015. Mr. Freeman is the owner of Freeman Land Development, Inc., and has a long history as a community and civic leader in the Gadsden area. He also previously served as an advisory director of Superior Bank in Gadsden, AL.

Charles Moore III was appointed as a Director of the board of directors in 2018 as a result of the merger with Peoples Southern Bank effective 10/31/2018. Mr. Moore is a partner in the Birmingham office of the Bradley Arant Boult Cummings law firm, where he focuses on commercial lending and the representation of community banks. He is also a native of Clanton, Alabama, and served on the board of directors of Peoples Southern Bank for ten years leading up to the 2018 merger with River. Mr. Moore also serves on the executive Committee of Junior Achievement of Alabama, a nonprofit organization that teaches financial literacy, entrepreneurship, and workforce readiness in grades K-12. He is graduate of Vanderbilt University and the University of Virginia School of Law.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SECURITY HOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 21, 2019 by:

•	each of our directors;

•	all of our current directors and executive officers as a group; and
•	each stockholder known by us to beneficially own more than 5% of our common stock

Except as indicated in footnotes to the this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholder.

Name	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares(1)
Director Nominee
Larry Puckett	132,000	2.32%
Jim Ridling	100,352	1.76%
Vernon B Taylor	131,139	2.30%
James M Stubbs	212,477(2)	3.69%
Gerald R Smith, Jr	84,450(3)	1.48%
W. Murray Neighbors	60,002	1.05%
John A. Freeman	24,969	0.44%
Charles Moore, Ill.	16,080.28%

Executive Officer
Kenneth Givens	35,500(4)	.62%

Executive Officers and Directors as a Group	796,969	13.74%

5% Stockholders known by us	N/A
(1)

Based upon total outstanding shares as of February 21, 2019. Percentages are calculated for each person assuming the exercise of options or warrants held by such person but that no other person exercises options or warrants. For the directors and executive officers as a group, the percentage is determined by assuming that each director and executive officer exercises all options and warrants but that no other person exercises options or warrants.

(2)	James M Stubbs' ownership includes 52,000 vested options not yet exercised, and 41,875 shares where he serves as the Trustee on several Trusts with voting power respecting the shares.
(3)	Gerald R Smith, Jr.'s ownership includes 19,200 vested options not yet exercised.
(4)	Kenneth Givens' ownership includes 27,500 vested options not yet exercised.

PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR A VARIABLE RANGE IN BOARD SIZE

The current number of directors of River Financial Corporation is seven. As set forth herein, the Board of Directors recommends that the shareholders authorize an increase in the size of the board to eight. Under the Alabama Business Corporation Law, the board of directors may increase or decrease the size of the board within a range set forth in the articles of incorporation subject to certain limits. The Board of Directors believes that permitting the Board to establish such a range will provide flexibility to River Financial Corporation in the event of future acquisitions, opportunities to add expertise to the Board in certain areas, and general business development opportunities. Thus, the Board recommends that shareholders approve the  following amendment to the articles of incorporation as Article VIII of the Articles of Incorporation.  The amendment requires approval by a majority of votes cast:

Article VIII Board of Directors

All of the authority of the Corporation shall be exercised by or under the direction of the Board of Directors. For their own governance, the Directors may adopt bylaws that are not inconsistent with these Articles. The Bylaws shall establish a variable range for the Board of Directors by fixing a minimum and maximum number of Directors not to exceed 12. The Board may change the number of Directors within the variable range set by the Bylaws without shareholder approval, and fill the vacancies  created thereby, except that the Board may not increase or decrease by more than thirty percent (30%} the number of Directors last approved by the shareholders.

PROPOSAL 3 - APPROVAL OF THE ADDITION OF 300,000 SHARES TO RIVER FINANCIAL'S 2015 INCENTIVE STOCK COMPENSATION PLAN

The River Financial Corporation 2015 Incentive Stock Compensation Plan (the "Plan"), permits the board of directors to grant options, stock appreciation rights ("SARs"), restricted stock and restricted stock units ("RSUs") respecting River Financial common stock to officers and employees of River Financial and River Bank & Trust. Under the Plan, a total of 300,000 shares of River Financial Common Stock were originally authorized to be issued and 29,500 shares are remaining for issue under the Plan. The Board of Directors recommends that an additional 300,000 shares be made available under the Plan.

Generally, the purpose of the Plan is to promote the interests of River Financial by providing an incentive to officers and employees of River Financial and its subsidiaries to remain in the employ of River Financial or its subsidiaries and to aid River Financial in attracting and developing capable management personnel. Pursuant to the Plan, such persons will continue to be offered an opportunity to acquire and increase a proprietary interest in River  Financial through awards of options to purchase Common Stock and other stock incentives such as SARs, restricted stock and RSUs (the "Awards"). Thus the Board of Directors recommends approval of the addition of 300,000 shares to the Plan. This amendment requires a majority vote of the  shares voting at the meeting.

FINANCIAL  STATEMENTS

The audited financial statements of the Company for the fiscal year ended December 31, 2018 were prepared in conformity with Generally Accepted Accounting Principles and are available online at www.edocumentview.com/RIFC. If you would like a paper copy at no charge of the Form 1OK, please call Rebecca Hallman at (334) 290-2706 or email InvestorRelation@s river.bank.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting requiring a vote of the shareholders, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. At your request, we will provide to you, at no charge, copies of the Articles of Incorporation and Bylaws of the Company. You may review information on the Company contained in the Company's Form 10-K, Forms 10-Q and Forms 8-K and filed with the  Securities Exchange Commission at www.sec.gov.

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

2019 Annual Meeting Proxy Card

Your vote matters – here’s how to vote!

You may vote online or by phone instead of mailing this card.

If no electronic voting,

delete QR code and control # Δ≈

Votes submitted electronically must be received by 1:00 a.m., EST, on April 23, 2019

Online

Go to www.investorvote.com/RIFC or scan the QR code — login details are located in the shaded bar below.

Phone

Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/RIFC

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q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Q

A  Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1.	To elect the following persons to serve as directors for a term of one year.

ForAgainst AbstainForAgainst AbstainForAgainst Abstain

01 - Larry Puckett

04 - Gerald R. Smith, Jr.

2

- W. Murray Neighbors 05 - Vernon B. Taylor

3

- James M. Stubbs 06 - Jimmy L. Ridling

07 - John A. Freeman08 - Charles R. Moore, III09 - Charle E. Herron, Jr.

2.	To approve the Amendment of River Financial’s articles of incorporation to provide for a variable range in board size by fixing a minimum number of 7 Directors and a maximum number of 12 Directors.

4. To allow the proxy to be voted on any other matter that may come before the meeting, but not now anticipated.

ForAgainst  Abstain

3.	To approve the addition of 300,000 shares under River Financial’s 2015 Incentive Stock Compensation Plan.

ForAgainst  Abstain

B

Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.

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Proxy Solicited by Board of Directors for Annual Meeting The Legends Conference Center

2500 Legends Circle

Prattville, AL 36066

Solicited by Board of Directors — April 23, 2019

Important notice regarding the Internet availability of proxy materials and Form 10K for the Annual Meeting of Shareholders.

The material is available at:   www.edocumentview.com/RIFC

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/RIFC

q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

Proxy - River Financial Corporation+

Notice of 2019 Annual Meeting of Shareholders

The undersigned hereby appoints James M Stubbs and Gerald R Smith, Jr., or any one of them, with full power of substitution in each, proxies to vote all the common stock of River Financial Corporation which the undersigned may be entitled to vote at the annual meeting of shareholders to be held on April 23, 2019 at 5:30 p.m., local time, at The Legends Conference Center, Prattville, Alabama and at any adjournment thereof, as follows:

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1, 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

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Non-Voting Items

Change of Address — Please print new address below.Comments — Please print your comments below.

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